UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Steven Madden, Ltd.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York 11104

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

The following Notice of Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included with the Proxy Statement (the “Proxy Statement”) of Steven Madden, Ltd. (the “Company”), dated April 6, 2020, furnished to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders originally scheduled to be held in person on Friday, May 22, 2020 (the “2020 Annual Meeting”). The purpose of this Notice is to announce a change in the date, time and location of the 2020 Annual Meeting to Friday, June 5, 2020, at 2:00 p.m. Eastern Time in a virtual-only format.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 4, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

STEVEN MADDEN, LTD.

52-16 Barnett Avenue

Long Island City, New York 11104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JUNE 5, 2020, at 2:00 P.M. EASTERN TIME

Online at www.virtualshareholdermeeting.com/SHOO2020

TO THE STOCKHOLDERS OF STEVEN MADDEN, LTD.:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the date, time and location of the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Steven Madden, Ltd., or the “Company”, has been changed. As previously announced, the 2020 Annual Meeting was to be held in person on Friday, May 22, 2020, at 10:00 a.m. Eastern Time at the Company’s showroom, 1370 Avenue of the Americas, 14th Floor, New York, New York. In light of public health concerns and due to scheduling requirements, the 2020 Annual Meeting will be now be held on Friday, June 5, 2020, at 2:00 p.m. Eastern Time in a virtual-only format. You will not be able to attend the 2020 Annual Meeting physically in person.

Additional Information: As described in the proxy materials for the 2020 Annual Meeting previously distributed, you are entitled to participate in the 2020 Annual Meeting if you were a stockholder at the close of business on March 30, 2020, the record date. To participate in the 2020 Annual Meeting at www.virtualshareholdermeeting.com/SHOO2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Whether or not you plan to attend the virtual 2020 Annual Meeting, we urge you to vote in advance of the 2020 Annual Meeting by one of the methods described below. If you have already voted by Internet, by phone or by mail, you do not need to vote again.

The 2020 Annual Meeting of Stockholders of Steven Madden, Ltd. will be held online at www.virtualshareholdermeeting.com/SHOO2020 at 2:00 p.m., Eastern Time, on Friday, June 5, 2020 for the following purposes:

1.	to elect nine (9) directors to the Board of Directors of the Company;
2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	to approve, on a non-binding advisory basis, the compensation of certain executive officers as disclosed in the proxy statement previously furnished to stockholders of record; and
4.	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Admission to Meeting: You are entitled to participate in the virtual 2020 Annual Meeting only if you were a stockholder of the Company at the close of business on March 30, 2020. Guests may listen in on the virtual 2020 Annual Meeting, but are not entitled to participate.

Please refer to the “Additional Information About Virtual Annual Meeting” section below for further information.

May 4, 2020	BY ORDER OF THE BOARD OF DIRECTORS

Long Island City, New York
Secretary

YOUR VOTE IS IMPORTANT.
YOU MAY VOTE BY INTERNET, BY TELEPHONE, BY MAILING THE PROXY CARD PREVIOUSLY
RECEIVED, OR BY PARTICIPATING ONLINE DURING THE 2020 ANNUAL MEETING.

Stockholders at the close of business on March 30, 2020, the record date for the 2020 Annual Meeting, are the only stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting. Even if you plan to participate in the 2020 Annual Meeting, we ask that you please promptly vote by Internet, by telephone, or by mail. Voting early will help avoid additional solicitation costs and will not prevent you from voting electronically during the 2020 Annual Meeting if you wish to do so.

Our proxy statement and 2019 Annual Report are available at www.proxyvote.com. These materials are also available on our website at https://stevemadden.gcs-web.com.

ADDITIONAL INFORMATION ABOUT VIRTUAL ANNUAL MEETING

ATTENDANCE AND PARTICIPATION

Our virtual 2020 Annual Meeting will be conducted on the Internet via live audio webcast. You will be able to participate online and submit your questions during the 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/SHOO2020, beginning at 2:00 p.m. Eastern Time on June 5, 2020. Stockholders will be able to vote their shares electronically during the 2020 Annual Meeting.

To participate in the 2020 Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The 2020 Annual Meeting will begin promptly at 2:00 p.m. Eastern Time. We encourage you to access the 2020 Annual Meeting prior to the start time. Online access will begin at 1:45 p.m. Eastern Time. Guests may listen to a live audio webcast of the virtual 2020 Annual Meeting by visiting www.virtualshareholdermeeting.com/SHOO2020, beginning at 1:45 p.m. Eastern Time, but are not entitled to participate.

The virtual 2020 Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the 2020 Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2020 Annual Meeting.

QUESTIONS

Edward R. Rosenfeld, the Chief Executive Officer of Steven Madden, Ltd., will be available to answer questions submitted by stockholders at the conclusion of the 2020 Annual Meeting. Stockholders may submit questions for the 2020 Annual Meeting after logging in, beginning at 2:00 p.m. Eastern Time on June 5, 2020. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/SHOO2020, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions during the meeting.

Additional information regarding the ability of stockholders to ask questions during the 2020 Annual Meeting, related rules of conduct and other materials for the 2020 Annual Meeting will be available at www.virtualshareholdermeeting.com/SHOO2020.

TECHNICAL DIFFICULTIES

Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/SHOO2020 beginning at 1:30 p.m. Eastern Time on June 5, 2020 through the conclusion of the 2020 Annual Meeting.